Exhibit 99.2 © 2021 WeWork. Confidential.Exhibit 99.2 © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

• • • • • © 2021 WeWork. Confidential.• • • • • © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

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We know the “right thing” is a deliberate action we must always take, and that it is based on integrity and builds trust with those who we are about, including our people, members, and our community. We’ve always believed that we are better together. We must operate with a shared purpose to constantly improve and grow and to become better as individuals, as teams, and as a company. To reshape the way the world works, we must be bold, act with courage, and demonstrate the resiliency to push ahead no matter the odds or the circumstance. We will not take anyone or anything for granted. We are grateful for our people, members, and our greater community as well as for the opportunities we have in front of us. Collaboration, kindness, and authenticity are essential to our humanity. We must cherish each other and build a community that celebrates each person’s unique talents, passions, and backgrounds. © 2021 WeWork. Confidential.We know the “right thing” is a deliberate action we must always take, and that it is based on integrity and builds trust with those who we are about, including our people, members, and our community. We’ve always believed that we are better together. We must operate with a shared purpose to constantly improve and grow and to become better as individuals, as teams, and as a company. To reshape the way the world works, we must be bold, act with courage, and demonstrate the resiliency to push ahead no matter the odds or the circumstance. We will not take anyone or anything for granted. We are grateful for our people, members, and our greater community as well as for the opportunities we have in front of us. Collaboration, kindness, and authenticity are essential to our humanity. We must cherish each other and build a community that celebrates each person’s unique talents, passions, and backgrounds. © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

••• • © 2021 WeWork. Confidential.••• • © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

• • • • • • • • • • © 2021 WeWork. Confidential.• • • • • • • • • • © 2021 WeWork. Confidential.

• • • • © 2021 WeWork. Confidential.• • • • © 2021 WeWork. Confidential.

2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 © 2021 WeWork. Confidential.2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 2030 © 2021 WeWork. Confidential.

All Access On-Demand pay-as-you-go or monthly subscription that provides access to global network of locations Generates Partnerships Affinity partnerships generate top of funnel demand Drives Occupancy Allows WeWork to drive occupancy beyond physical capacity levels across portfolio based on utilization projections High Margins Significant incremental margins given subscription-based model on top of traditional leased business © © 2021 2021 W WeW eWor ork. k. C Con onf fident idential. ial.All Access On-Demand pay-as-you-go or monthly subscription that provides access to global network of locations Generates Partnerships Affinity partnerships generate top of funnel demand Drives Occupancy Allows WeWork to drive occupancy beyond physical capacity levels across portfolio based on utilization projections High Margins Significant incremental margins given subscription-based model on top of traditional leased business © © 2021 2021 W WeW eWor ork. k. C Con onf fident idential. ial.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

● ● ● ● ● ● © 2021 WeWork. Confidential.● ● ● ● ● ● © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

(2) © 2021 WeWork. Confidential.(2) © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

● ● ● © © 2021 2021 W WeW eWor ork. k. C Con onf fident idential. ial.● ● ● © © 2021 2021 W WeW eWor ork. k. C Con onf fident idential. ial.

● ● © 2021 WeWork. Confidential.● ● © 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

© 2021 WeWork. Confidential.© 2021 WeWork. Confidential.

● ● ● ● ● ● : ● : ● ● ● : ● ● ● ● ● ● divided by ● © 2021 WeWork. Confidential.● ● ● ● ● ● : ● : ● ● ● : ● ● ● ● ● ● divided by ● © 2021 WeWork. Confidential.

● ● ○ ● ● ● ● ● © 2021 WeWork. Confidential.● ● ○ ● ● ● ● ● © 2021 WeWork. Confidential.

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